                                                                     EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


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                                                           ---------------------
                                                           CUSIP NO. 00757P 10 9
                                                           ---------------------


           NUMBER                                        SHARES
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            ***                                          *****
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                      ADVANCED SYSTEMS INTERNATIONAL, INC.
                   AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT          SAMPLE



IS THE RECORD HOLDER OF       *SAMPLE*

         -Shares of ADVANCED SYSTEMS INTERNATIONAL, INC. Common Stock-transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


          Dated:  SAMPLE




          ------------------------------          ------------------------------
                               SECRETARY                               PRESIDENT



Countersigned:
INTERSTATE TRANSFER COMPANY
874 East 5900 South, Suite 101
Salt Lake City, Utah 84107
(801) 281-9746 - Fax (801) 281-9750
By:
   --------------------------------

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ADVANCED SYSTEMS INTERNATIONAL, INC.

          CORPORATE
            SEAL
           NEVADA
            *****